UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

GENIUS BRANDS INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 5820 Oberlin Drive, Suite 203 (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 450-2900

PACIFIC ENTERTAINMENT CORPORATION
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2011, Genius Brands International, Inc., f/k/a Pacific Entertainment Corporation (the “Company”), filed a Certificate of Correction with the Secretary of State of the State of Nevada (the “Correction”) to correct certain inadvertent omissions made in the original Articles of Incorporation of the Company, filed with the Secretary of State of the State of Nevada on September 16, 2011 (the “Original Articles”).  The Original Articles omitted certain punctuation in the name of the Company and the Correction was filed to reflect the correct name of the Company.  In addition, the Original Articles were inadvertently filed without attaching the addendum containing the full text of the Articles of Incorporation of the Company (the “Addendum”) and the Correction was filed with the Addendum in order to reflect the complete language of the Original Articles, as it was intended.

Prior to the Reincorporation (as defined below), the Original Articles were filed in order to create a wholly owned subsidiary of Pacific Entertainment Corporation, which subsidiary became the surviving corporation immediately after the Reincorporation.

Item 8.01   Other Events.

As previously reported on the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 21, 2011, the Company filed Articles of Merger with the Secretary of State of Nevada and with the Secretary of State of California, pursuant to which the Company (i) changed its domicile from California to Nevada, and (ii) changed its name from Pacific Entertainment Corporation to Genius Brands International, Inc. (the “Reincorporation”).

In connection with the Reincorporation, the Financial Industry Regulatory Authority (“FINRA”) announced the corporate action on the November 25, 2011 Daily List of the OTCBB, effective November 28, 2011.  Further, in connection with the Reincorporation, the Company obtained a new CUSIP number and FINRA assigned the Company a new trading symbol.  The new CUSIP number is “37229T 103” and the newly assigned trading symbol is “GNUS”.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Incorporation of Genius Brands International, Inc., a Nevada corporation

3.2	Certificate of Correction to the Articles of Incorporation of Genius Brands International, Inc.

3.3	Bylaws of Genius Brands International, Inc., a Nevada corporation (Incorporated by reference to the Company’s Schedule 14C Information Statement, filed with the SEC on September 21, 2011)

3.4	Articles of Merger, filed with the Secretary of State of the State of Nevada (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on October 21, 2011)

3.5	Articles of Merger, filed with the Secretary of State of the State of California (Incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on October 21, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: December 2, 2011	By:	/s/ Klaus Moeller
	Name:	Klaus Moeller
	Title:	Chief Executive Officer